SECURITIES AND EXCHANGE COMMISSION

                                   Washington, D.C. 20549


                                          FORM 8-K


                                       CURRENT REPORT




                          Pursuant to Section 13 or Section 15(d)
                           of the Securities Exchange Act of 1934





                              Date of Report - November 13, 2001



                                   CH ENERGY GROUP, INC.
                  ------------------------------------------------------
                  (Exact name of registrant as specified in its charter)



      NEW YORK                         0-30512                 14-1804460
----------------------            ----------------          ---------------
State or other                    (Commission File          (IRS Employer
jurisdiction of                    Identification)            Number)
incorporation number

284 South Avenue, Poughkeepsie, New York                   12601-4879
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (845) 452-2000

Item 2.     Acquisition or Disposition of Assets.

            Reference is made to Note 3 - Nine Mile 2 Plant under the caption "General" to the Consolidated Financial Statements included in the Corporation's Annual Report, on Form 10-K, for the year ended December 31, 2000 and to the Corporation's Current Report, on Form 8-K, dated October 26, 2001, for a discussion of the proposed sale of the interests of certain cotenant owners, including Central Hudson Gas & Electric Corporation ("Central Hudson"), in the Nine Mile Point Unit 2 Nuclear Station ("Nine Mile 2 Plant") to Constellation Nuclear LLC ("Constellation").

            On November 7, 2001, Central Hudson sold its interest in the Nine Mile 2 Plant to an affiliate of Constellation. The total consideration received by Central Hudson for its 9% interest in the Nine Mile 2 Plant was $66.2 million, of which $28.4 million was paid in cash and $37.8 million of principal and interest will be paid under a five (5) year promissory note, all subject to certain post-closing adjustments.


                                         SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CH ENERGY GROUP, INC.
                                                  (Registrant)


                               By:             /s/ Donna S. Doyle
                                     -------------------------------------------
                                                 DONNA S. DOYLE
                                      Vice President - Accounting and Controller

Dated:    November 13, 2001


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